EXHIBIT 10.11

                        PATENT AND TRADEMARK MORTGAGE

       This PATENT, TRADEMARK AND LICENSE MORTGAGE (the "Mortgage") made as of this 18th day of August, 1998, by SEPRAGEN CORPORATION a California corporation having an address at 30689 Huntwood Avenue, Hayward, CA 94544 ("Mortgagor"), in favor of K. CHARLES JANAC
  ("Mortgagee"):

                                 WITNESSETH:

       WHEREAS, Mortgagor and Mortgagee are parties to a certain Subscription Agreement (the "Subscription Agreement") and other related documents of even date herewith (collectively, with the Subscription Agreement, the "Loan Documents"), which Loan Documents provide (i) for Mortgagee to extend credit to or for the account of Mortgagor and (ii) for the grant by Mortgagor to Mortgagee of a security interest in certain of Mortgagor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications and goodwill;

       NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Mortgagor agrees as follows:

       1. Capitalized Terms. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Documents.

       2. Mortgage of Patents, Trademarks and Licenses. To secure the complete and timely satisfaction of all of Mortgagor's Obligations, Mortgagor hereby grants, bargains, assigns, mortgages, pledges, sells, creates a security interest in, transfers, and conveys to Mortgagee, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale, to the extent permitted by law, upon the occurrence of an Event of Default, all of Mortgagor's right, title and interest in and to all of its now existing:

           (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations in-part thereof, (b) all income, damages and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "Patent" and, collectively, as the "Patents");

           (ii) trademarks, trademark registrations, trademark applications, trade names and tradestyles, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, trade names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (a) renewals or extensions thereof, (b) all income, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and tradestyles, service marks and applications and registrations thereof, together with the items described in clauses (a)-(d) of this subsection 2(u), are sometimes hereinafter referred individually as a "Trademark", and, collectively, as the "Trademarks"); and

           (iii) the goodwill of Mortgagor's business connected with and symbolized by the Trademarks.

       3. Warranties and Representations. Mortgagor warrants and represents to Mortgagee that:

           (i) The Patents and Trademarks have not been adjudged invalid or unenforceable and have not been canceled, in whole or in part and are presently subsisting;

           (ii) To the best of Mortgagor's knowledge, each of the Patents and Trademarks is valid and enforceable;

           (iii) Mortgagor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents and Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, licenses, shop rights and covenants by Mortgagor not to sue third persons;

           (iv)   Mortgagor has adopted all of the Trademarks;

           (v) Mortgagor has no notice of any suits or actions commenced or threatened with reference to the Patents or Trademarks; and

           (vi) Mortgagor has the right to execute and deliver its Mortgage and perform its terms and has entered into or will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants contained herein.

       4. Restrictions on Future Agreements. Mortgagor agrees that until Mortgagor's Obligations shall have been satisfied in full and the Loan Documents shall have been terminated, Mortgagor shall not sell or assign its interest in, or grant any license to substantially all of Mortgagor's rights under, the Patents or Trademarks, or enter into any other agreement with respect to the Patents or Trademarks which is inconsistent with Mortgagor's Obligations under this Mortgage, without the prior written consent of Mortgagee except in the ordinary course of business, and Mortgagor further agrees that it shall not take any action, or permit any action to be taken by others subject to its control, including, without limitation, licensees, or fail to take any action (solely with respect to the Patents and the Tradenames), which would affect the validity or enforcement of the rights transferred to Mortgagee under this Mortgage. Mortgagee shall cooperate with Mortgagor to facilitate third party licenses in the Patents.

       5. Post-Default Non-exclusive License. If Mortgagor Defaults on the Convertible Secured Promissory Note, Mortgagee shall negotiate,, in good faith, an arms length transaction pursuant to which Mortgagee may grant Mortgagor a non-exclusive license to use the Patents and Trademarks listed on Exhibits A and B.

       6. Royalties; Terms. The term of the mortgages granted herein shall extend until the earlier of(i) the expiration of each of the respective Patents and Trademarks assigned hereunder, and (ii) Mortgagor's Obligations have been paid in full and the Loan Documents have been terminated. Upon the occurrence of an Event of Default or Default, Mortgagor agrees that the use by Mortgagee of all Patents and Trademarks shall be worldwide and without any liability for royalties or other related charges from Mortgagee to the Mortgagor.

       7. Mortgagee's Right to Inspect. Mortgagee shall have the right upon prior written notice, after executing a reasonable confidentiality agreement and at any time and from time to time during normal business hours and prior to payment in full of Mortgagor's Obligations and termination of the Loan Documents, to inspect Mortgagor's premises and to examine Mortgagor's books, records and operations, including, without limitation, Mortgagor's quality control processes.

       8. Release of Mortgage. This Mortgage is made for collateral purposes only. Upon payment in full of Mortgagor's Obligations and termination of the Loan Documents, Mortgagee shall execute and deliver to Mortgagor all deeds, assignments and other instruments, and shall take such other actions, as may be necessary or proper to revest in Mortgagor full title to the Patents and Trademarks, subject to any disposition thereof which may have been made by Mortgagee pursuant hereto or pursuant to the Loan Documents.

       9. Expenses. All expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Mortgagor. All fees, costs and expenses, of whatever kind or nature, including, without limitation, reasonable attorneys and paralegals fees and legal expenses, incurred by Mortgagee in connection with the filing or recording of any documents (including, without limitation, all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Patents and Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents and Trademarks, shall be borne by and paid by Mortgagor on demand by Mortgagee and until so paid shall be added to the principal amount of Mortgagor's Obligations and shall bear interest at the highest rate provided for in the Note.

       10. Duties of Mortgagor. Mortgagor shall have the duty (i) to preserve and maintain all rights in the Patents and Trademarks, and (ii) to ensure that the Patents and Trademarks are and remain enforceable. Any expenses incurred in connection with Mortgagor's obligations under this Section 10 shall be borne by Mortgagor. Mortgagor shall not abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other Patent or Trademark without the consent of Mortgagee.

       11. Mortgagee's Right to Sue. After the occurrence of an Event of Default or Default, Mortgagee shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Patents and Trademarks, and, if Mortgagee shall commence any such suit, Mortgagor shall, at the request of Mortgagee, do any and all lawful acts and execute any and all proper documents required by Mortgagee in aid of such enforcement and Mortgagor shall promptly, upon demand, reimburse and indemnify Mortgagee for all reasonable costs and expenses incurred by Mortgagee in the exercise of its rights under this Section 11.

       12. Waivers. No course of dealing between Mortgagor and Mortgagee, nor any failure to exercise, nor any delay in exercising, on the part of Mortgagee, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

       13. Severability. The provisions of this Mortgage are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Mortgage in any jurisdiction.

       14. Modification. This Mortgage cannot be altered, amended or modified in any way, except by a writing signed by the parties hereto.

       15. Cumulative Remedies; Power of Attorney; Effect on Subscription Agreement. All of Mortgagee's rights and remedies with respect to the Patents, Trademarks and Licenses, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Upon the occurrence of an Event of Default or Default, Mortgagor hereby authorizes Mortgagee to make, constitute and appoint any officer or agent of Mortgagee as Mortgagee may select, in its sole discretion, as Mortgagor's true and lawful attorney-in-fact, with power to (i) endorse Mortgagor's name on all applications, documents, papers and instruments necessary or desirable for Mortgagee in the use of the Patents and Trademarks, or
  (ii) take any other actions with respect to the Patents and Trademarks as Mortgagee deems to be in the best interest of Mortgagee, or (iii) grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to anyone, or (iv) assign, pledge, convey or otherwise transfer title in or dispose of the Patents or Trademarks to anyone. Mortgagee hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until Mortgagor's Obligations shall have been paid in full and the Security Agreement, including any amendments thereto, has been terminated. Mortgagor acknowledges and agrees that this Mortgage is not intended to limit or restrict in any way the rights and remedies of Mortgagee under the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. Mortgagee shall have, in addition to all other rights and remedies given it by the terms of this Mortgage and the Loan Documents, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents or Trademarks may be located.

       16. Acknowledgment of Mortgagor's Licensing Needs. Mortgagee acknowledges that Mortgagor is in the business of licensing the Intellectual Property covered by the Patent and Trademark Mortgage. It is not the intent of the parties to restrict Mortgagor's ability to license the Intellectual Property. Mortgagee will cooperate with Mortgagor and not take any action to hinder the execution of licenses for the Intellectual Property in Mortgagor's ordinary course of business.

       17. Binding Effect; Benefits. This Mortgage shall be binding upon the Mortgagor and its respective successors and assigns, and shall inure to the benefit of Mortgagee, its successors, nominees and assigns.

       18. Governing Law. This Mortgage shall be governed by and construed in accordance with the internal laws of the State of California.

       19. Headings. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede.

       20. Further Assurances. Mortgagor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Mortgagee shall reasonably request from time to time in order to carry out the purpose of this Mortgage and agreements set forth herein.

       21. Survival of Representations. All representations and warranties of Mortgagor contained in this Mortgage shall survive the execution and delivery of this Mortgage.





       IN WITNESS WHEREOF, Mortgagor has duly executed this Mortgage in favor of Mortgagee as of the date first written above.

                      SEPRAGEN CORPORATION

                      By: /s/ Vinit Saxena
                      Its: President


                      /s/ K. Charles Janac
                      K. CHARLES JANAC





  STATE OF CALIFORNIA )
                      )    ss
  COUNTY OF SAN MATEO )


       The foregoing Patent and Trademark Mortgage was executed and acknowledged before me this 18 th day of August, 1998, by Vinit Saxena and n/a, personally known to me to be the person and n/a, of Sepragen Corporation, a California corporation, on behalf of such corporation.

  Notary Public
  San Mateo County,

  My Commission expires: 7-3-2001





                               ACKNOWLEDGMENT
  STATE OF CALIFORNIA      )
                           )SS
  COUNTY OF SANTA CLARA    )

  I, Frederick C. Harris, Notary Public in and for and residing in said County and State, DO HEREBY CERTIFY that K. Charles Janac personally known to me to be the same person whose names is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instruments as his own free and voluntary act and as the free and voluntary act of said bank for the uses and purposes therein set forth.

       GIVEN under my hand and notarial seal this 16 day of August, 1998.

                      /s/Frederick C. Harris
                      Notary Public

                      My Commission Expires: 1-16-02






                       THIS INSTRUMENT PREPARED BY AND
                           AFTER FILING RETURN TO:

                               Kyle Guse, Esq.
                       Heller Ehrman White & McAuliffe
                       2500 Sand Hill Road, Suite 100
                            Menlo Park, CA 94025






                                  EXHIBIT A


                       PATENTS AND PATENT APPLICATIONS

  U.S. PATENTS ISSUED

  1. Patent Number 4,627,918, issued December 9, 1986, "Chromatography Column Using Horizontal Flow", issued to Vinit Saxena and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1723

  2. Patent Number 4,676,898, issued June 30, 1987, "Electrophoresis - Mass Spectrometry Probe", issued to Vinit Saxena and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1724

  3. Patent Number 4,705,616, issued November 10, 1987, "Chromatography Column -Electrophoresis System", issued to Brian D. Andresen and Vinit Saxena and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1731

  4. Patent Number 4,708,782, issued November 24, 1987, "Chromatography Column -Electrophoresis System", issued to Brian D. Andresen and Vinit Saxena and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1725

  5. Patent Number 4,740,298, issued April 26, 1988, "Chromatography Column! Moving Belt Interface", issued to Brian D. Andresen and Vinit Saxena and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1726

  6.   Patent Number 4,833,083, issued May 23, 1989, "Packed Bed
       Bioreactor", issued to Vinit Saxena and assigned to Sepragen
       Corporation.
                                Sepragen Corporation - File 1727

  7. Patent Number 4,840,730, issued June 20, 1989, "Chromatography System Using Horizontal Flow Columns", issued to Vinit Saxena and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1728

  8. Patent Number 4,865,729, issued September 12, 1989, "Radial Thin Layer Chromatography", issued to Vinit Saxena and Brian D. Andresen and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1729

  9. Patent Number 4,865,947, issued September 19, 1989, "Interface for Liquid Chromatography - Mass Spectrometer", issued to Brian D. Andresen and Eric R. Fought and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1932

  10. Patent Number 5,462,659, issued October 31, 1995, "An Improved Chromatography Column", issued to Venit Saxena and Paul Young and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1933

  11. Euro Patent Number 0530258, issued September 1995, "Absorbent Medium", issued to Alan Sanderson, R. Dove, Fang Ming and John Howell, and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1981

  12. Patent Number 5,492,723, issued February 20, 1996, "Absorbent Medium", issued to Alan Sanderson, R. Dove, Fang Ming, and John Howell, and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1740

  13. Patent Number 5,597,489, issued January 28, 1997, "Method For Removing Contaminants From Water", issued to H. Michael Schneider, Edward Allen, Richard Woodling, and Roy Barnes and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1739

  14. Patent Number 5,690,996, issued November 25, 1997, "Cross-Linked Cellulose Sponge", issued to Alan Sanderson, Rod Dove, Fang Ming, and John Howell and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 1910

  15. Patent Number 5,756,680, issued May 26, 1998, "Sequential Separation of Whey Proteins and Formulation Thereof , issued to Salah H. Ahmed, Vinit Saxena, Zahid Mozaffar, and Quirinus R. Miranda and assigned to Sepragen Corporation.
                                Sepragen Corporation - File 2338





  U.S. PATENT APPLICATION EXAMINED AND ALLOWED FOR ISSUANCE

  1. Patent Application, pending for "High Throughput Debittering", has been accepted for issuance to Zahid Mozaffar, Quirinus Miranda, and Vinit Saxena and assignment to Sepragen Corporation.
                                Sepragen Corporation - File 2397

  2. Patent Application, pending for "Sequential Separation of Whey", has been filed on May 4, 1998, for issuance to Salah H. Ahmed, Vinit Saxena, Zahid Mozaffar, and Quirinus R. Miranda and assignment to Sepragen Corporation.
                                Sepragen Corporation - File 2181

  FOREIGN PATENTS ISSUED

  1. U.S. Patent #5,756,680, "Sequential Separation of Whey Proteins and Formulations Thereof , has been filed on September 22, 1997 for
       (PCT) foreign patent, in Australia and New Zealand; and (EPC) in Switzerland, Ireland and The Netherlands, as of September 22, 1997.
                                Sepragen Corporation - File 2338

  U.S. TRADEMARKS REGISTERED AND PENDING

  1. Trademark Principal Register, Registration Number 1,419,016, registered on December 2, 1986, "SUPERFLO" to Sepragen Corporation.
                                Sepragen Corporation - File 1982

  2. Trademark Principal Register, Registration Number 1,574,587, Registered on January 2, 1990, "QUANTASEP", to Sepragen
       Corporation.
                                Sepragen Corporation - File 1983

  3. Trademark Principal Register, Registration Number 1,803,149, registered on November 9, 1993, "S" Trademark, to Sepragen Corporation.
                                Sepragen Corporation - File 1984

  4.   Trademark applied for "S" and Design. File 01743
  5.   Trademark applied for "Sepragen". File 01742
  6.   Trademark applied for "SepraLac". File 02251
  7.   Trademark applied for "SepraSorb". File 02092

  FOREIGN TRADEMARKS REGISTERED AND PENDING

  1.   "Sepralac" Trademark:

  a. New Zealand -- International Class 9, Trademark Application #26803 5, Registration #268035, October 8, 1996.

  b.   Australia -- International Class 9, Registration #03128/1997, July
  25, 1997.

  c.   Denmark -- International Class 9, Registration #03128/1997, July
  25, 1997.

  d.   Switzerland -- International Class 9, Registration #441337, October
  7, 1996.

  e.   Benelux -- International Class 9, Registration #598445, October 4,
  1996.






                                  EXHIBIT B
                                 TRADEMARKS

       The Company's name, helix logo. Superflo and QuantaSep trademarks are registered on the Principal Register of Trademarks maintained by the U.S. Patent and Trademark Office, and applications to register the mark SepraSorb, Sepragen, "S" and Design and Sepralac are pending.